IFRS 9 Impairment	6 Months Ended
Jun. 30, 2022
IFRS 9 Impairment [Abstract]
IFRS 9 Impairment [text block]
IFRS 9 Impairment
Model overview
During the six months ended June 30, 2022, the Group continued to apply the same IFRS 9 Impairment model as disclosed in Deutsche Bank’s Annual Report 2021. On an ongoing basis and as part of the Group’s overall control and governance framework, the Group assesses at each reporting period whether any overlays to its IFRS 9 model are required. This model monitoring framework considers whether there are risks not captured in the model, such as a sudden change in the macroeconomic environment, and identifies any model limitations or routine model enhancements that have not yet been fully reflected. Overall, the model monitoring framework ensures that the Group reports management’s best estimate of its expected credit losses at each reporting date.
Forward-looking information
The tables below contain the macroeconomic variables (MEV) included in the application of forward-looking information its IFRS 9 model as of June 30, 2022 and as of December 31, 2021.
Macroeconomic variables applied
	as of June 2022¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	1,906.33	1,803.69
Commodity - WTI	101.54	90.41
Credit - CDX Emerging Markets	316.16	309.44
Credit - CDX High Yield	501.57	487.05
Credit - CDX IG	84.69	80.86
Credit - High Yield Index	4.78	4.56
Credit - ITX Europe 125	97.61	97.24
Equity - MSCI Asia	1,352	1,399
Equity - Nikkei	27,574	29,077
Equity - S&P500	4,216	4,471
GDP - Developing Asia	4.54%	5.11%
GDP - Emerging Markets	3.62%	4.35%
GDP - Eurozone	2.87%	1.87%
GDP - Germany	1.36%	2.32%
GDP - Italy	1.70%	1.48%
GDP - USA	2.20%	1.70%
Real Estate Prices - US CRE Index	367.45	381.42
Unemployment - Eurozone	6.91%	6.82%
Unemployment - Germany	2.93%	2.72%
Unemployment - Italy	8.62%	8.58%
Unemployment - Japan	2.62%	2.48%
Unemployment - Spain	13.48%	13.00%
Unemployment - USA	3.60%	3.81%

1MEV as of 21 June 2022
[2]Year 1 equals second quarter of 2022 to first quarter of 2023, Year 2 equals second quarter of 2023 to first quarter of 2024
	as of December 2021¹ ²
	Year 1 (4 quarter avg)	Year 2 (4 quarter avg)
Commodity - Gold	1,764.58	1,696.51
Commodity - WTI	73.19	68.21
Credit - CDX Emerging Markets	231.80	268.64
Credit - CDX High Yield	353.42	399.62
Credit - CDX IG	59.53	63.98
Credit - High Yield Index	3.95	4.46
Credit - ITX Europe 125	61.37	69.93
Equity - MSCI Asia	1,543	1,514
Equity - Nikkei	29,673	30,764
Equity - S&P500	4,777	5,033
GDP - Developing Asia	3.78%	6.26%
GDP - Emerging Markets	3.72%	5.38%
GDP - Eurozone	4.67%	2.91%
GDP - Germany	3.35%	2.86%
GDP - Italy	5.17%	2.33%
GDP - USA	4.46%	2.79%
Real Estate Prices - US CRE Index	348.86	377.26
Unemployment - Eurozone	7.41%	7.07%
Unemployment - Germany	3.13%	2.83%
Unemployment - Italy	9.18%	8.92%
Unemployment - Japan	2.73%	2.53%
Unemployment - Spain	14.26%	13.66%
Unemployment - USA	4.05%	3.68%

1MEV as of 31 December 2021; MEV outside the calibrated range were adjusted either in the model or via a management overlay as discussed further below
[2]Year 1 equals fourth quarter of 2021 to third quarter of 2022, Year 2 equals fourth quarter of 2022 to third quarter of 2023
Overlays applied to the IFRS 9 model output
Development of overlays from December 31, 2021 to June 30, 2022
in € m. (unless stated otherwise)		Overlays as of Dec 31, 2021	Changes in the first quarter 2022	Changes in the second quarter 2022	Overlays as of Jun 30, 2022
Overlay description	Impact on
Construction Risk following increased prices for building materials	Mortgage portfolios in the Private Bank in Stage 1 and 2	15	(15)	0	0
Model calibration (MEV outside calibrated range of the FLI model)	Financial assets in Stage 1 and 2	56	(16)	(40)	0
Recalibrations required due to the new Definition of Default	Financial assets primarily in the Private Bank in Stage 3	(57)	(35)	0	(92)
Uncertainty related to Russia/Ukraine in the first quarter 2022	All financial assets in Stage 1 and 2	0	44	(44)	0
Uncertainty related to Russia/Ukraine in the second quarter 2022	All financial assets in Stage 1 and 2	0	0	83	83
Model calibration (WTI oil price Index disabled for one portfolio)	Financial assets in Stage 1 and 2 in the Investment Bank	0	42	(3)	39
Total		14	20	(4)	30

The Group applied the following overlays to its IFRS 9 model output as of December 31, 2021 until June 30, 2022.
Construction Risk following increased prices for building materials
The Group decided to release the € 15 million overlay, which addressed the risk of budget overruns and delays due to unavailable or significantly more expensive building materials and resulted in an increase in the Group’s allowance for credit losses at the end of 2021. This overlay, which was released in the first quarter 2022, was recorded against approved, but not yet fully funded mortgage loans that related to constructing or remodeling properties in Germany. At the end of the first quarter 2022, most impacted borrowers were able to finish the construction of their homes in line with the amounts approved for funding and therefore the IFRS 9 model is now adequately reflecting the credit risk on the funded mortgages. For new mortgages, the construction risk is already included as part of the lending criteria and therefore no further overlay is required.
Model calibration (MEV outside the calibrated range)
The Group applied a management overlay to address the model uncertainty associated with extreme year on year MEV projections from the economic forecast, in particular GDPs, which are identified as being outside the calibrated range of the FLI model. Since the model was not calibrated based on such extreme MEV movements, it was management’s view that the model underestimated expected credit losses in such situations. As of December 31, 2021, the overlay was € 56 million and as the MEV’s moved into the calibrated range by the end of second quarter 2022, € 16 million of the overlay was released in first quarter 2022 and the remaining € 40 million was fully released in second quarter 2022. The releases resulted in a decrease of the Group’s allowance for credit losses.
Recalibrations required due to the new Definition of Default
In the third quarter of 2021, the Group implemented the new Definition of Default which is the trigger for Stage 3 in the Group’s IFRS 9 framework. The implementation of the new Definition of Default mainly affected the Private Bank, where the Stage 3 population in the homogeneous portfolios increased. As an adjustment in the Definition of Default is not expected to materially change the total loss expectation related to this portfolio, management is of the view that this change resulted in an overstatement of Stage 3 provisions and did not reflect management’s loss expectations for the impacted portfolios as the Loss Given Default (LGD) parameter had not yet been updated in the model. The LGD settings are reviewed on an annual basis with independent validation performed by the Model Risk Management function, and the next recalibration is only expected to occur in the second half of 2022 once empirical data is available for a statistical recalibration, and consequently an overlay continues to be recorded to address the expected LGD recalibration effects. The estimate of the recalibration effect has been refined in the first quarter 2022 and was increased to € 92 million and has not changed since then. The € 92 million overlay results in a decrease in the Group’s allowance for credit losses but is an offset to the overstatement of Stage 3 provisions calculated due to the new Definition of Default.
Uncertainty related to Russia/Ukraine
In the first quarter 2022, the Group introduced a management overlay amounting to € 44 million which was specific to the overall uncertainty associated with the economic outlook because of the war in Ukraine. During the second quarter 2022, the MEVs deteriorated as they reflected the impact of the war in Ukraine which in turn resulted in an increased level of allowance for credit losses being recorded. Since the uncertainty that existed at the end of the first quarter was appropriately considered in the model via the MEVs forecasts available as of June 21, 2022, the overlay was released.
Towards the end of June 2022, the macro-economic outlook weakened further. The main reason was the growing concerns over the gas supply from Russia to Europe (Germany in particular), as well as market expectation of significantly more aggressive monetary tightening in the U.S. and other markets to combat persistent inflation. Both developments accelerated in late June and resulted in € 135 million increase in allowance for credit losses related to forward looking information in the second quarter as per June 21, 2022. As there was still uncertainty whether the MEV forecasts available at this date fully reflected the concerns over gas supplies to Europe and inflation, management decided to record an additional overlay of € 83 million and increase the Group’s allowance for credit losses.
The overlay was computed by applying a downward shift in the MEVs feeding into the IFRS 9 model. The downward shift across all MEVs is  50 % of the sigma shocks reported in the sensitivity analysis below. Management reviewed and assessed multiple scenarios associated with various degrees of supply disruptions of Russian gas to Europe based on external studies and internal analysis, which pointed to a wide range of potential macro-economic implications depending on the circumstances and the assumed economic sensitivity. Due to the large degree of uncertainty regarding occurrence and impact, management did not assign specific probabilities to these scenarios. Although some of the contributing economists see economic activity in Europe and specifically Germany to contract in the near future, the majority of economists continues to see a small economic expansion which drives the “baseline” of the consensus data and reflects an unbiased view of forward looking MEV’s. Hence it is management’s view that the aforementioned adjusted consensus forecast is the best estimate of expected development at this time.
Model calibration (WTI oil price Index)
The Group introduced a management overlay to address methodological considerations related to the incorporation of forward-looking information for oil prices in the ECL calculation. In the past, increases in oil prices were typically demand driven and reflective of a positive economic environment, which is why the IFRS 9 model was designed to release ECL provisions in this scenario. However, the increase in oil prices in first quarter 2022 was driven by expected supply risks and associated geopolitical developments because of the war in Ukraine and a worsening economic environment. Although higher oil prices tend to always have a positive effect on industries such as oil and gas producers, higher oil prices driven by supply issues generally have a negative impact on many other industries and portfolios. Therefore, an overlay was recorded in the amount of € 42 million for the period ended March 31, 2022 to reflect the worsening economic conditions and reverse the release of provisions based on the increase in the WTI Oil price Index. The overlay was slightly reduced to € 39 million for the period ended June 30, 2022. Both amounts increased the Group’s allowance for credit losses.
Considering the existing and newly recorded overlays, the IFRS 9 provision reflects management’s best estimate of its expected credit losses at the end of the second quarter 2022.
Model sensitivity
The sensitivity of the ECL model with respect to potential changes in projections for key MEVs is shown in the tables below, which provides ECL impacts for Stages 1 and 2 from one sigma downward and upward shifts applied separately to each group of MEV as of June 30, 2022 and December 31, 2021. Each of these groups consists of MEVs from the same category:
  – GDP growth rates: includes USA, Eurozone, Germany, Italy, Developing Asia, Emerging Markets
  – Unemployment rates: includes USA, Eurozone, Germany, Italy, Japan, Spain
  – Equities: S&P500, Nikkei, MSCI Asia
  – Credit spreads: ITX Europe 125, High Yield Index, CDX IG, CDX High Yield, CDX Emerging Markets
  – Real Estate: Commercial Real Estate Price Index
  – Commodities: WTI oil price, Gold price
The sensitivity analysis below only includes the impact of the aggregated MEV group (i.e. potential correlation between different MEV groups or the impact of management overlays is not taken into consideration). Due to the economic uncertainty from the effects of the war in Ukraine, potential gas supply issues from Russia to Europe, and tightening monetary policy by central banks, the MEV’s have deteriorated as of June 30, 2022 compared to December 31, 2021.
ECL for Stage 3 is not affected and not reflected in the following tables as its calculation is independent of the macroeconomic scenarios.
Model sensitivity
	Jun 30, 2022
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in €	Downward shift	ECL impact in €
GDP growth rates	1pp	(66.7)	(1)pp	73.3
Unemployment rates	(0.5)pp	(30.6)	0.5pp	35.8
Real estate prices	5%	(5.3)	(5)%	6.0
Equities	10%	(11.6)	(10)%	14.7
Credit spreads	(40)%	(38.3)	40%	44.3
Commodities¹	10%	(20.0)	(10)%	20.1

[1]The sign of the shift applies to oil prices changes. Gold price changes have the opposite sign
ECL impacts for Stages 1 and 2 are determined from one sigma downward and upward shift. A sigma shift is a standard deviation used in statistics and probability calculations and is a measure of the dispersion of the values of a random variable
	December 31, 2021
	Upward sensitivity		Downward sensitivity
	Upward shift	ECL impact in €	Downward shift	ECL impact in €
GDP growth rates	1pp	(49.4)	(1)pp	55.5
Unemployment rates	(0.5)pp	(23.8)	0.5pp	25.4
Real estate prices	5%	(3.9)	(5)%	4.2
Equities	10%	(7.2)	(10)%	9.4
Credit spreads	(40)%	(20.9)	40%	23.5
Commodities¹	10%	(15.0)	(10)%	16.2

[1]The sign of the shift applies to oil prices changes. Gold price changes have the opposite sign
In the event Russia completely stops gas deliveries to Europe, a macro-economic shock would be highly probable. The timing, extent and severity of such a shock is difficult to predict due to numerous variables that could influence scenario outcomes and severity. The potential for and magnitude of government support, the amount and availability of alternative energy supplies, the timing of when gas supplies stop, the level of cash and liquidity available to borrowers to overcome the critical shortage period are all examples of such variability.
The Group has considered a variety of scenarios to assess a downside scenario if the Russian gas supply to Europe is completely shut off, including information from the ECB’s published downside scenario. The Group’s estimated downside forecast assumes the negative impact to begin in 2022, if an immediate gas supply shutdown occurs, with further impacts to materialize in subsequent periods. Based on such factors, the Group estimates that if such an event occurs it will potentially result in additional allowances for credit losses of up to approximately 20 bps. The impact would be expected to be recorded over an eighteen month period as forward-looking indicators reflect the deteriorating environment in the scenario, credit rating downgrades are applied and ultimately stage three impairment events take place. It is important to emphasize this is only an estimate and is dependent upon the above uncertainties and does not explicitly include any factors such as government support, which could significantly impact the actual expected credit losses if such an event were to occur.
IFRS 9 Model results
In the first six months of 2022, the provision for credit losses was € 525 million, which is significantly higher than the € 144 million recorded for the same period in 2021 and mirrors the deterioration of macroeconomic environment due to the war in Ukraine and a few impairment events predominantly on names related to Russia. For the second quarter the Group reported credit loss provisions of € 233 million moderately lower than the € 292 million in the first quarter of 2022. The quarter over quarter decrease was mainly driven by a lower level of new provisions on the Russia portfolio.
In regard to the Business Divisions, the Corporate Bank recorded loan loss provisions of € 56 million in the second quarter 2022 versus a € 20 million release in the second quarter 2021. The year-over-year increase was unchanged primarily driven by the impact from the war in Ukraine and a very benign development of provisions in the previous year’s period. The Investment Bank recorded € 72 million credit loss provisions in the second quarter 2022 versus € 2 million in the second quarter 2021. The increase was mainly driven by a small number of new impairments, whilst the prior year’s quarter benefitted from a large release which did not re-occur. The Private Bank recorded credit loss provisions of € 96 million in the second quarter 2022 versus € 117 million reported in the second quarter 2021. The reduction was mainly driven by releases after non-performing loan sales.